EXHIBIT 23.1

CLYDE BAILEY P.C.
                                             Certified Public Accountant
                                             10924 Vance Jackson #404
                                             San Antonio, Texas 78230
                                             (210) 699-1287(ofc.)
                                             (210) 691-2911 (fax)

May 3, 2001

I consent to the use of my report dated January 22, 2001, in the Form
SB-2/A-1, on the financial statements of Shadows Bend Development, Inc., dated
December 31, 2000, included herein and to the reference made to me.

/s/ Clyde Bailey